MONARCH FUNDS

                          DAILY ASSETS GOVERNMENT FUND

                     SUPPLEMENT DATED JUNE 16, 2003 TO THE
                PREFERRED SHARES PROSPECTUS DATED APRIL 23, 2003

At the June 4, 2003 meeting of the Board of Trustees of the Trust (the "Board"), the Board agreed, contingent upon shareholder approval, to terminate its contractual agreement with certain service providers to waive fees and reimburse expenses. The contractual agreement required those service providers to waive a portion of their fees and reimburse certain expenses through December 31, 2003 for Daily Assets Government Fund to maintain Total Annual Fund Operating Expenses at 0.12%. On June 12, 2003, the shareholders of Daily Assets Government Fund approved the termination of the contractual fee waiver.

The applicable service providers currently are waiving a portion of their fees and reimbursing certain expenses so as to maintain Total Annual Fund Operating Expenses at 0.12%. Voluntary fee waivers and expense reimbursements may be reduced, increased, or eliminated at any time. The expenses of the Fund, absent such waivers and reimbursements, are as follows:

                                                                  DAILY ASSETS
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED       GOVERNMENT FUND
FROM FUND ASSETS)(A)
Management Fees(b)                                                    0.14%
Distribution (Rule 12b-1) Fees                                        None
Other Expenses                                                        0.08%
TOTAL ANNUAL FUND OPERATING EXPENSES                                  0.22%

(a) The Fund's expenses include its pro-rata share of the expenses of its corresponding Portfolio.
(b)  Includes all investment advisory and administration fees.

EXAMPLE

The following is a hypothetical example intended to help you compare the cost of investing in Preferred Shares of the Fund to the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund's Preferred Shares for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% annual return, that Total Annual Fund Operating Expenses or its Net Expenses remain as stated in the above table and that distributions are reinvested. Although your actual costs may be higher or lower, under these assumptions your costs would be:

                          ONE YEAR     THREE YEARS     FIVE YEARS     TEN YEARS
DAILY ASSETS
GOVERNMENT FUND             $23           $61           $114            $270